UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 5, 2019

Harrow Health, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35814	45-0567010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12264 El Camino Real, Suite 350 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

(858) 704-4040

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	HROW	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

On August 30, 2019, the Centers for Medicare & Medicaid Services (“CMS”) issued an update to the Hospital Outpatient Prospective Payment System (“OPPS”), with an effective date of October 1, 2019 (the “MLN Update”). The MLN Update included clarification on guidance for intraocular or periocular injections of combinations of anti-inflammatory drugs and antibiotics, including the family of Dropless® formulations made and sold by ImprimisRx, LLC, a subsidiary of Harrow Health, Inc. (collectively, the “Company”). Specifically, the MLN Update stated that nothing in the current CMS policy is intended to preclude physicians or other professionals from discussing the potential benefits and drawbacks of Dropless Therapy® formulations with their patients, and to prescribe them if the patient so elects. The Company currently sells over 200,000 units of its Dropless formulations per year and believes this MLN Update may positively impact unit volumes of Dropless formulations and the price per unit for these formulations.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains certain forward-looking statements including those relating to the sales of the Company’s Dropless formulations. Actual events or results may differ materially from those contained in these forward-looking statements including challenges with these and other sales activities. Please refer to the documents that the Company files with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K, which identify and address important factors that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this Form 8-K and in the Company’s other filings. The Company is under no duty to update any of the forward-looking statements after the date of this Form 8-K to conform to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW HEALTH, INC.

Date: September 5, 2019	By:	/s/ Andrew R. Boll
Andrew R. Boll
Chief Financial Officer